UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: June 12, 2007
(Date of earliest event reported: April 2, 2007)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	0001-338613	16-1731691
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 750-1771
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment provides additional financial statement information on Item 9.01 of our Current Report to our Form 8-K filed on April 2, 2007 related to our acquisition of all of the outstanding equity of Pueblo Midstream Gas Corporation.
Item 9.01 Financial Statements and Exhibits
     Exhibit 99.1 Unaudited pro forma combined financial statements and related notes
     Exhibit 99.2 Consolidated Financial Statements of Pueblo Midstream Gas Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President Chief Financial Officer of Regency GP LLC, General Partner of Regency GP LP, General Partner of Regency Energy Partners LP

Date: June 12, 2007